UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(RULE 14c-101)
SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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AMERICAN LORAIN CORPORATION
(Name of Registrant as Specified In Its Charter)

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Copies To:
Harold H. Martin, Esq.
Martin & Pritchett, P.A.
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American Lorain Corporation
Beihuan Road
Junan County
Shandong, China 276600
Tel: (+86) 539-7318818

NOTICE OF ACTIONS TAKEN PURSUANT TO THE WRITTEN CONSENT OF THE
MAJORITY STOCKHOLDER IN LIEU OF AN ANNUAL MEETING OF THE
STOCKHOLDERS

October 13, 2009

Dear Stockholder:

Notice is hereby given to inform the holders of shares of our common stock that on September 11, 2009 and September 28, 2009, the stockholder holding a majority of the shares of our common stock authorized the following:

1.	The election of six directors to hold office until 2010;

2.	The ratification of our independent registered public accounting form for fiscal year 2009; and

3.	The reincorporation of our company in the State of Nevada.

These actions have been approved by our board of directors and by a stockholder holding 16,204,423 shares of our common stock, representing approximately 64% of the outstanding shares of our common stock on September 10, 2009, which we also refer to as the record date.

We have asked brokers and other custodians, nominees and fiduciaries to distribute this Information Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (our "2008 Annual Report") to the beneficial owners of our common stock held of record by such persons on the record date. We will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF AN ANNUAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE MATTERS DESCRIBED HEREIN WILL BE EFFECTIVE ON THE 20TH DAY AFTER THE MAILING OF THIS INFORMATION STATEMENT WITHOUT ANY FURTHER ACTION.

By Order of the Board of Directors,

/s/ Yilun Jin
Yilun Jin
Chief Financial Officer

Important Notice Regarding the Availability of Materials:

This Information Statement for the Written Consent in Lieu of Our 2009 Annual Meeting of
Stockholders and Our 2008 Annual Report are also available on the Internet at
https://materials.proxyvote.com/027297

AMERICAN LORAIN CORPORATION
Beihuan Zhong Road
Junan County
Shandong, People’s Republic of China, 276600

 ________________________________

INFORMATION STATEMENT
 ________________________________

WE ARE NOT ASKING YOU FOR A PROXY

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about October 13, 2009, to our stockholders, to provide material information regarding corporate actions that have been approved by the written consent of our majority stockholder. Stockholders that requested to receive these materials electronically will receive an e-mail with links to the materials, which may give them faster delivery of the materials and help us save printing and mailing costs and conserve natural resources.

Only one copy of this Information Statement is being delivered to two or more stockholders who share an address unless we have received contrary instructions from one or more of such stockholders. We will promptly deliver, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of this Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY OUR MAJORITY STOCKHOLDER.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement and our 2008 Annual Report to the beneficial owners of our common stock held of record by such entities.

NO DISSENTERS’ RIGHTS

Stockholders will not be entitled to appraisal rights in connection with any of the matters set forth herein.

AUTHORIZATION BY OUR BOARD OF DIRECTORS
AND CONSENTING STOCKHOLDER

Pursuant to the Delaware General Corporation Law and our bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes necessary to authorize such action consent to such action in writing. The approval of each of the matters described herein requires the affirmative vote or written consent of a majority of the issued and outstanding shares of our common stock. Each stockholder is entitled to one vote per share of our common stock on any matter which may properly come before the stockholders.

On September 10, 2009, which we also refer to throughout this Information Statement as the record date, 25,223,531 shares of our common stock were issued and outstanding.

On September 11, 2009 and September 28, 2009, our board of directors adopted resolutions approving each of the matters described herein, including a recommendation that our majority stockholder approve the reincorporation of our company to the State of Nevada.

In addition, on September 11, 2009 and September 28, 2009, Mr. Si Chen, our chief executive officer, president and the chairman of our board of directors, who beneficially owns 16,204,423 shares of our common stock, representing approximately 64% of the outstanding shares of our common stock, approved each of the matters described herein by written consent in lieu of an annual meeting of stockholders.

Accordingly, we have obtained all the necessary corporate approvals in connection with the adoption of the matters described herein. We are not soliciting proxies from any other stockholder. All other stockholders will not be given an opportunity to vote with respect to the matters described herein. This Information Statement is being furnished solely for the purposes of notifying our stockholders of the actions authorized by our majority stockholder by written consent as required by the Delaware General Corporation Law and the Securities Exchange Act of 1934, as amended, which we also refer to throughout this Information Statement as the Exchange Act.

ELECTION OF DIRECTORS
(ACTION ONE)

The following table sets forth the name, age and position of each of our current directors.

Name	Age	Position	Director Since
Si Chen	46	Chairman, Chief Executive Officer, President and Director	2007
Yundong Lu	34	Chief Operating Officer and Director	2008
Maoquan Wei	62	Director	2008
Dekai Yin	56	Director	2009
Yongjun Li	47	Director	2009
Tad M. Ballantyne	54	Director	2009

MR. SI CHEN. Mr. Chen became our chief executive officer and director in May 2007 upon the completion of our recapitalization, and was also appointed our president in September 2009. Mr. Chen founded Shandong Lorain, our first subsidiary, in 1994, and served as the chairman of our subsidiaries since that time. Mr. Chen earned an associate degree from Linyi Normal University.

MR. YUNDONG LU. Mr. Lu was appointed as our Chief Operating Officer and was elected as a member of our board of directors effective August 1, 2008. Mr. Lu joined the Company in 1994 and has held various positions since then. From April 2003 to May 2005, Mr. Lu was the General Manager of Beijing Lorain and the Deputy General Manager of our subsidiaries. From May 2005 to February 2007, Mr. Lu was the General Manager of Lorain International Trading and the Deputy General Manager of our subsidiaries. From February to August 2008, Mr. Lu was the General Manager of our subsidiaries. Mr. Lu was recognized as an Outstanding Entrepreneur in Shandong Province in 2007. Mr. Lu earned an MBA from Shandong University and a Bachelor of Arts degree from Shandong University.

MR. MAOQUAN WEI. Mr. Wei, who has served as a member of our board of directors since 2008, is a retired government official who held various positions in the government of Junan County, Shandong Province, China from 1990 to 2003, during which time Mr. Wei was responsible for overseeing the agricultural development of Junan County in the Shandong Province of China. Most recently, from 1998 to 2003, Mr. Wei was the Chairman of the Political Conservative Conference of Junan County. Mr. Wei also served as the Deputy Secretary of County Committee and Deputy Chairman of Junan County. Mr. Wei has helped lead Junan County to win numerous honors, including Top 100 National Fruit Products County and National Chestnut Base County. Although retired, Mr. Wei’s expertise and experience with the agricultural economy and resources in the countryside is invaluable to our business.

MR. DEKAI YIN. Mr. Yin was appointed one of our directors in September 2009. He has been working as the President of Zibo branch of the Agricultural Bank of China since 2004. Before that position, Mr. Yin served as the Vice President and the President at Linyi branch of the Agricultural Bank of China from 1995-2004. Mr. Yin has a degree in economic management and is regarded as a senior economist due to his distinguished expertise in the banking and accounting industries and economic development. Our company will greatly benefit from Mr. Yin’s invaluable expertise in banking and accounting systems and operations.

MR. YONGJUN LI. Mr. Li was appointed one of our directors in September 2009. He has been working as the County Governor Assistant of Miyun County, the General Manager of Beijing Economic Development Zone Headquarters, and the Director of Beijing Economic Development Zone Managing Committee since 1997. Mr. Li is an economist with advanced expertise in economic and industrial development. Mr. Li also has advanced experience and expertise in supply chain and strategic marketing as an adviser and consultant to companies in the economic development zone. The company will significantly benefit from Mr. Li’s outstanding economics and industry knowledge of the operations in China.

MR. TAD M. BALLANTYNE. Mr.Ballantyne was appointed one of our directors in September 2009. He is also an officer and director of several private and public companies, including BR Industries, Inc, Hoopeston Foods, Inc, Thomsen Group, LLC, and Pacific Rim Foods Ltd. He also serves as an independent director and financial expert on the audit committee of Life Partners Holdings Inc. and Creat Resources Holdings Ltd., as an independent director of Mach One Corporation and Empire Energy Corporation International, and is an adviser of international affairs and/or director of a number of China-based private enterprises, including TCIB Investment Co. Ltd, Jilin Jimei Foods Ltd and Creat Group. During 2003, Texas Steel Partners Inc, a Texas based steel foundry, filed for reorganization and was liquidated pursuant to a bankruptcy Chapter 7 conversion. Mr. Ballantyne was an officer and director and a 50% shareholder of Texas Steel Partners Inc. During the last 20 years, Mr. Ballantyne has been active in acquiring and operating troubled companies or assets being divested by public and private companies and has focused over the last 5 years on food processing plants in both the United States and Asia. He holds a Bachelor of Science degree in business management from the University of Wisconsin-Parkside.

There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among our directors or officers.

CORPORATE GOVERNANCE

Board Composition

On August 1, 2008, our board of directors, which we also refer to throughout this Information Statement as our board, increased the number of members of our board from one to five and elected Mr. Yundong Lu, Mr. Hao Chen, Mr. David Yaudoon Chiang and Mr. Maoquan Wei to serve as members of our board. Our board of directors did not hold any meetings in 2008.

On September 17, 2009, our board increased the number of members of our board from five to six, accepted the resignations of directors Messrs. David Yaudoon Chiang and Hao Chen, and appointed Messrs. Dekai Yin, Yongjun Li and Tad M. Ballantyne as directors of the board to fill the three vacancies that existed and to serve as members of the Audit, Compensation, and Nominating and Corporate Governance Committees.

Director Independence

Our board has determined that Messrs. Yin, Li, Ballantyne and Wei satisfy the criteria for independence under NYSE Amex and SEC rules for independence of directors and of committee members.

Audit Committee

On August 1, 2008, our board established an Audit Committee. The Audit Committee has adopted a written charter, a copy of which is available on our website on the Corporate Governance page under the Investor link at www.americanlorain.com, and a printed copy of which is available to any shareholder requesting a copy by writing to: American Lorain Corporation, Attn: Corporate Governance, Beihuan Zhong Road Junan County Shandong, People’s Republic of China, 276600. The Audit Committee did not hold any meetings during 2008. Directors Dekai Yin, Yongjun Li, Tad M. Ballantye, and Maoquan Wei are currently serving as members of the Audit Committee.

The Audit Committee assists our board in monitoring:

  our accounting, auditing, and financial reporting processes;
  the integrity of our financial statements;
  internal controls and procedures designed to promote our compliance with accounting standards and applicable laws and regulations; and
  the appointment and evaluation of the qualifications and independence of our independent auditors.

Compensation Committee

On August 1, 2008, our board established a Compensation Committee. The Compensation Committee has adopted a written charter, a copy of which is available on our website on the Corporate Governance page under the Investor link at www.americanlorain.com, and a printed copy of which is available to any shareholder requesting a copy by writing to: American Lorain Corporation, Attn: Corporate Governance, Beihuan Zhong Road Junan County Shandong, People’s Republic of China, 276600. The Compensation Committee did not hold any meetings during 2008. The current members of the Compensation Committee are Messrs. Yin, Li, Ballantyne and Wei.

The functions of the Compensation Committee are as follows:

  to assist our board in discharging its responsibilities with respect to compensation of our executive officers and directors;
  to evaluate the performance of our executive officers ;
  to assist our board in developing succession plans for executive officers; and
  to administer our stock and incentive compensation plans and recommend changes in such plans to our board as needed.

Nominating and Corporate Governance Committee

On August 1, 2008, our board established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has adopted a written charter, a copy of which is available on our website on the Corporate Governance page under the Investor link at www.americanlorain.com, and a printed copy of which is available to any shareholder requesting a copy by writing to: American Lorain Corporation, Attn: Corporate Governance, Beihuan Zhong Road Junan County Shandong, People’s Republic of China, 276600. The Nominating and Corporate Governance Committee did not hold any meetings during 2008. Messrs. Yin, Li, Ballantyne and Wei are the current members of the Nominating and Corporate Governance Committee.

The functions of the Nominating and Corporate Governance Committee are to assist our board:

  in identifying qualified individuals to become board members;
  in determining the composition of our board and its committees;
  in monitoring a process to assess board effectiveness; and
  in developing and implementing our corporate procedures and policies.

The Nominating and Corporate Governance Committee will consider any qualified candidate, timely submitted, for an open board position by any of our security holders entitled to vote in an election of directors. The Nominating and Corporate Governance Committee will evaluate the candidate consistent with any criteria or procedures that the board or the Nominating and Corporate Governance Committee shall approve.

Director Attendance at Annual Meetings

We did not hold an annual meeting of stockholders in 2008. We do not currently have a policy with regard to directors’ attendance at annual stockholder meetings since, as a controlled company whose shares have only recently been listed on a national securities exchange, we are not required to hold such meetings until 2010.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, which we also refer to throughout this Information Statement as the SEC. Based solely on our review of the copies of such forms furnished to us and written representations from our executive officers, directors and such beneficial owners, we believe that all filing requirements of Section 16(a) of the Exchange Act were timely complied with during the fiscal year ended December 31, 2008.

Code of Ethics

Our Board adopted a Code of Ethics that applies to all of our directors, executive officers, including our principal executive officer, principal financial officer and principal accounting officer, and employees. The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. The Code of Ethics is available on the Corporate Governance page of our website under the Investor link at www.americanlorain.com, and a copy of the Code of Ethics is available to any shareholder requesting a copy by writing to: American Lorain Corporation, Attn: Corporate Governance, Beihuan Zhong Road, Junan County, Shandong, China 276600. We intend to disclose on our website, in accordance with all applicable laws and regulations, amendments to, or waivers from, our Code of Ethics.

Shareholder Communication Policy

Any shareholder or other interested party who desires to communicate with any member of our board of directors may do so by writing to: Board of Directors, c/o American Lorain Corporation, Beihuan Zhong Road Junan County Shandong, People’s Republic of China, 276600.

REPORT OF THE AUDIT COMMITTEE

The members of the Audit Committee have been appointed by the Board of Directors. Beginning August 1, 2008, the Audit Committee consisted solely of independent directors, as defined by NYSE Amex rules. The Audit Committee operates under a written charter to assure continued compliance by American Lorain with SEC and NYSE Amex rules enacted in response to requirements of the Sarbanes-Oxley Act.

The Audit Committee assists the Board of Directors in monitoring the integrity of American Lorain’s financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, and the compliance by American Lorain with legal and regulatory requirements. Management is responsible for American Lorain’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of American Lorain’s financial statements in accordance with generally accepted auditing standards and for issuing a report on those financial statements. The Audit Committee monitors and oversees these processes.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2008 with management and with Samuel H. Wong & Co., LLP, American Lorain’s independent registered public accounting firm. The Audit Committee has discussed with Samuel H. Wong & Co., LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees) as adopted by The Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of American Lorain’s annual financial statements.

The Audit Committee has also received the written disclosures and the letter from Samuel H. Wong & Co., LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the audit committee concerning independence and has discussed with Samuel H. Wong & Co., LLP the issue of their independence from American Lorain and management. In addition, the Audit Committee has considered whether the provision of non-audit services by the independent registered public accounting firm in 2008 is compatible with maintaining the auditors’ independence and has concluded that it is.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in American Lorain’s Annual Report on Form 10-K for the year ended December 31, 2008. The Audit Committee has also recommended, subject to stockholder ratification, the selection of American Lorain’s independent registered public accounting firm for the year ending December 31, 2009.

The members of the Audit Committee are Dekai Yin, Yongjun Li, Tad M. Ballantyne and Maoquan Wei, none of whom is, or during fiscal year 2008 was, an employee of American Lorain.

Respectfully submitted by the Audit Committee,
Tad M. Ballantyne, Chairman
Dekai Yin
Yongjun Li
Maoquan Wei

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our current executive officers.

Name	Age	Position	Executive Officer Since
Si Chen	46	Chairman, Chief Executive Officer, President and Director	2007
Yilun Jin	34	Chief Financial Officer and Treasurer	2008
Yundong Lu	34	Chief Operating Officer and Director	2008

See “Election of Directors (Action One)” on page 3 above for information on Messrs. Chen and Lu.

MR. YILUN JIN. Mr. Jin became our chief financial officer and treasurer on September 22, 2008. Prior to his appointment, Mr. Jin served in various capacities at Citigroup since 2002, most recently as Vice President of Markets and Banking. Mr. Jin graduated from Thunderbird School of Global Management in 2002, earning a Master of Business Administration degree in International Management, with a specialization in Finance, and was honored with a Citigroup Fellowship. Mr. Jin served as manager of the Corporate Finance Division at the Shanghai Branch of the Bank of Tokyo-Mitsubishi Ltd. from August 1997 until July 2000. Mr. Jin earned a Bachelor of Arts degree in economics from Fudan University in Shanghai, China in 1997. Mr. Jin is also a CFA charterholder and is fluent in English and Mandarin.

There are no arrangements or understandings between any of our executive officers and any other person pursuant to which any executive officer was selected to serve as an executive officer of our company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of September 30, 2009 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our named executive officers and directors; and (iii) by all of our officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Except as otherwise indicated, the persons listed below have advised us that they have direct sole voting and investment power with respect to the shares listed as owned by them.

Unless otherwise specified, the address of each of the persons set forth below is c/o American Lorain Corporation, Beihuan Zhong Road, Junan County, Shandong, China 276600.

In the table below, percentage ownership is based on 25,223,531 shares of our common stock outstanding as of September 10, 2009.

	Amount and
	Nature of
Name and Title of	Beneficial	Percent of
Beneficial Owner	Ownership	Class
Mr. Si Chen, Chairman, CEO and President	16,204,423	64%
Mr. Yundong Lu, COO and Director	34,307	*
Mr. Yilun Jin, CFO	26,708	*
Mr. Dekai Yin, Director	-	-
Mr. Yongjun Li, Director	-	-
Mr. Tad M. Ballantyne, Director	-	-
Mr. Maoquan Wei, Director	8,234	*
All officers and directors as a group (7 persons)	16,273,672	65%

* Less than 1%

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all compensation earned by our Chief Executive Officer in 2008 for services provided to us and our subsidiaries. None of our executive officers earned compensation that exceeded $100,000 in 2008.

Name and Principal Position	Year	Salary ($)	All Other Compensation ($) (1)	Total ($)
Si Chen	2007	59,000	-	59,000
Chief Executive
Officer	2008	63,065	2,000	65,065

(1) Represents payments made for the benefit of Mr. Chen for life insurance coverage.

Pursuant to Mr. Chen’s employment agreement, we paid Mr. Chen a base salary of $59,000 and $63,065 in 2007 and 2008, respectively, in cash. The employment agreement does not provide any change in control or severance benefits to Mr. Chen, and we do not have any separate change-in-control agreements with Mr. Chen or any of our other executive officers.

Outstanding Equity Awards

As of December 31, 2008, other than Yilun Jin, none of our executive officers had any equity awards outstanding. Our Compensation Committee has not yet adopted a policy or program for equity awards for our executive officers.

DIRECTOR COMPENSATION

Historically, we did not pay our directors any compensation for their service as members of our Board.

However, on August 1, 2008, Mr. Hao Chen, Mr. David Yaudoon Chiang and Mr. Maoquan Wei were elected as non-employee members of our Board and appointed as members of our Board committees. Messrs. Chen and Wei are paid RMB 100,000 (approximately US $14,640) per year and Mr. Chiang is paid US $25,000 per year plus $5,000 for each board meeting attended by Mr. Chiang, solely as compensation to such directors for their board or board committee service. In addition, we may reimburse our non-employee directors for reasonable travel expenses related to attendance at board or board committee meetings. In 2008, we did not make any such reimbursements.

Our policy is not to pay compensation to directors who are also employees of the Company or its subsidiaries.

The following table reflects the compensation earned by our directors in 2008:

Name	Fees Earned or Paid in Cash ($)	Total ($)
Hao Chen	6,100	6,100
David Yaudoon Chiang	10,417	10,417
Maoquan Wei	6,100	6,100

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On May 3, 2007, our company entered into a share exchange agreement with Hisashi Akazawa, a Japanese citizen, who was the sole beneficial owner of shares of International Lorain Holding Inc., which we refer to throughout this section as ILH. Pursuant to this agreement, we acquired 100% of the outstanding capital stock of ILH in exchange for 697,663 shares of our Series B Voting Convertible Preferred Stock, which were subsequently converted into 16,307,872 shares of our common stock on July 17, 2007.

In addition, on May 3, 2007, we entered into a cancellation and escrow agreement with Halter Financial Investments, L.P., or HFI, Halter Financial Group, L.P., or HFG, and Securities Transfer Corporation, whereby HFI and HFG agreed to deposit into escrow 229,227 shares of our common stock. In addition, HFI and HFG agreed to transfer to us for cancellation such shares if we report net income of $12.5 million for fiscal 2008, on a consolidated basis, in our Annual Report on Form 10-K. Our former director, Timothy P. Halter, is the Chairman of both HFI and HFG.

On April 5, 2007, we entered into a Stock Purchase Agreement with HFI, whereby HFI agreed to purchase 100,000 shares of our Series A Preferred Stock, or approximately 90% of the capital stock of our company as of such date, for a cash purchase price of $455,000. On April 10, 2007, we completed this transaction.

On February 14, 2007, our subsidiary, Shandong Lorain, entered into a financial advisory agreement with HFG International, Limited, or HFG International, whereby HFG International agreed to provide certain financial advisory and consulting services to us. In consideration for these services, we paid HFG International a fee of $450,000 upon the closing of our share exchange agreement. Our former director, Timothy P. Halter, is the principal stockholder and the chief executive officer of HFG International.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(ACTION TWO)

The Audit Committee of the Board of Directors is responsible for the selection of our independent registered public accounting firm. The Committee has determined to reappoint the public accounting firm of Samuel H. Wong & Co., LLP, Certified Public Accountants, as independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2009, as well as to audit the effectiveness of our internal control over financial reporting. Samuel H. Wong & Co. has served as our independent registered public accounting firm since 2007.

The following table sets forth the aggregate fees billed by Samuel H. Wong & Co. for audit and non-audit services rendered to us in 2008 and 2007. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described following the table.

	2008	2007
Audit Fees	$125,000	$110,000
Audit-Related Fees	9,000	-
Tax Fees	5,000	5,000
Total Fees	139,000	115,000

Audit Fees. We paid aggregate fees of approximately $125,000 and $110,000 for the fiscal years ended December 31, 2008 and December 31, 2007, respectively, to Samuel H. Wong & Co., LLP, Certified Public Accountants, for professional services rendered by such firm for the audit of our annual financial statement and for the review of the financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees. We paid aggregate fees of approximately $9,000 and $0 for the fiscal years ended December 31, 2008 and December 31, 2007, respectively, to Samuel H. Wong & Co., LLP, Certified Public Accountants, for reviewing the financial statements in our registration statement on Form S-1, as amended.

Tax Fees. We paid aggregate fees of approximately $5,000 for each of the fiscal years ended December 31, 2008 and December 31, 2007 to Samuel H. Wong & Co., LLP, Certified Public Accountants, for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. We did not pay any fees to Samuel H. Wong & Co., LLP, Certified Public Accountants, for any other professional services during the fiscal years ended December 31, 2007 and December 31, 2008.

Board of Directors Pre-Approval Policies and Procedures

Our Board of Directors has adopted a policy to pre-approve audit and certain non-audit services provided by our independent auditors. All audit and non-audit services reflected in the fees above were pre-approved by the Audit Committee in accordance with established procedures.

REINCORPORATION IN NEVADA
(ACTION THREE)

General

To accomplish the proposed change in our state of incorporation from Delaware to Nevada, our board of directors has unanimously adopted the Merger Agreement, between us and our newly formed, wholly-owned subsidiary, American Lorain Corporation, a Nevada corporation, which we also refer to throughout this Information Statement as American Lorain Nevada. Under the Merger Agreement, we will be merged with and into American Lorain Nevada and each share of our common stock, par value $0.001 per share, will automatically be converted into one share of common stock, par value $0.001 per share, of American Lorain Nevada. Upon completion of the merger, the name of the surviving company will continue to be “American Lorain Corporation.”

A copy of the Merger Agreement is attached as Appendix A to this Information Statement. A copy of the Articles of Merger to be filed with the Secretary of State of the State of Nevada is attached as Appendix B to this Information Statement. We recently formed American Lorain Nevada under Chapter 78 of the Nevada Revised Statutes, which we also refer to throughout this Information Statement as the NRS, for the purpose of effecting the merger. Once the merger is effective, the articles of incorporation and bylaws of American Lorain Nevada, which we refer to throughout this Information Statement, collectively, as the Nevada Charter Documents, and the NRS, will govern the rights of stockholders in the surviving entity. A copy of a form of the articles of incorporation of American Lorain Nevada is attached as Appendix C to this Information Statement and a copy of the bylaws of American Lorain Nevada is attached as Appendix D to this Information Statement. See “Comparative Rights of Stockholders of the Company and American Lorain Nevada” on page 16 below. The following discussion summarizes certain aspects of our reincorporation in Nevada. For further information, see the information set forth in the appendices, which information is hereby incorporated by reference.

The affirmative vote of holders of a majority of the outstanding shares of our common stock is required for approval of the merger. Such approval was received in the form of a written consent by Mr. Si Chen, who, as of the record date of September 10, 2009, owned approximately 64% of the outstanding shares of our common stock.

Principal Features of the Merger

The Company's Board of Directors intends to cause the merger to be consummated on approximately November 2, 2009. Upon the consummation of the merger, the separate existence of our company will cease, and American Lorain Nevada, to the extent permitted by law, will succeed to all of our business, properties, assets and liabilities. Each share of our common stock issued and outstanding immediately prior to the consummation of the merger will, by virtue of the merger, be converted into one share of common stock of American Lorain Nevada. Upon the consummation of the merger, stock certificates which immediately prior to the merger represented shares of our common stock will be deemed for all purposes to represent the same number of shares of common stock of American Lorain Nevada. Stockholders will not be required to exchange their existing stock certificates for stock certificates of American Lorain Nevada. However, following the effective date of the merger, if any of our stock certificates are submitted to our transfer agent for transfer, a new stock certificate representing the same number of American Lorain Nevada shares will be delivered to the transferee or holder of such shares. This exchange of securities will be exempt from the registration requirements of the federal securities laws.

Approval of the merger agreement and consummation of the merger will not result in any change in our business, management, assets or liabilities. The directors of American Lorain Nevada following the merger will be Messrs. Si Chen, Yundong Lu, Dekai Yin, Yongjun Li, Tad M. Ballantyne and Maoquan Wei, who were elected by the written consent of the holder of the majority of the shares of our common stock, to serve as our directors until the 2010 annual meeting of our stockholders. On the effective date of the merger, the common stock of American Lorain Nevada will be eligible for trading on NYSE Amex, where the common stock of the Company is currently traded.

Pursuant to the terms of the Merger Agreement, each warrant to purchase shares of our common stock outstanding immediately prior to the effective date of the merger will convert into a warrant to purchase an equal number of shares of common stock of American Lorain Nevada, subject to the same terms of the original warrant. All of our agreements and arrangements will be continued by American Lorain Nevada upon the same terms and subject to the same conditions as in effect prior to the merger.

It is anticipated that the reincorporation by means of the merger will be completed on approximately November 2, 2009. However, the merger may be abandoned if circumstances arise which, in the opinion of our board of directors, render the consummation of the merger inadvisable or not in the best interests of our company and our stockholders. In addition, the respective board of directors of our company and American Lorain Nevada may amend the merger agreement; however, none of the principal terms will be amended without further notice to other stockholders.

To our knowledge, other than the filing of the certificate of merger with the Secretary of State of the State of Delaware and the articles of merger with the Secretary of State of the State of Nevada, the merger does not require the approval of any federal or state regulatory agency.

Purpose of the Reincorporation via Merger

Our board of directors determined to reincorporate our company in Nevada primarily because of our desire to reduce corporate expenses. As a Delaware corporation, we are required to pay franchise taxes to the State of Delaware. In 2008, the amount of such fee that we paid to Delaware was $49,225. Nevada, however, charges a flat Business License Fee of $200 per year. In 1991, Nevada revised the NRS making Nevada a more desirable jurisdiction for corporation's to conduct business. In many instances, Nevada adopted provisions identical or similar to the advantageous provisions provided by the General Corporation Law of the State of Delaware, which we also refer to throughout this Information Statement as the DGCL.

Potential Disadvantages of Reincorporation

A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware has, for many years, adopted comprehensive, modern and flexible corporate laws to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues. Consequently, a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Nevada case law concerning corporate issues, however, is more limited. Consequently, following the merger, we may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

Comparative Rights of Stockholders

Upon consummation of the merger, our stockholders, whose rights as stockholders are currently governed by our certificate of incorporation and bylaws, which we also refer to throughout this Information Statement as the Delaware Charter Documents, and the DGCL, will become stockholders of American Lorain Nevada, whose rights are governed by the NRS and the Nevada Charter Documents.

In many respects, the rights of stockholders of American Lorain Nevada are similar to the current rights of our stockholders. Certain rights of our stockholders are compared below to the corresponding rights of stockholders of American Lorain Nevada. The following summary does not purport to be a complete discussion of the rights of stockholders and is qualified in its entirety by reference to the DGCL, the Delaware Charter Documents, the NRS and the Nevada Charter Documents.

DELAWARE	NEVADA

SPECIAL MEETINGS OF STOCKHOLDERS

The Delaware Charter Documents allow a special meeting of stockholders to be called at any time by the chairman of the board, the president, the board of directors, or the holders of not less than 10% of all the shares entitled to vote at such meeting upon written request to the president.

The Nevada Charter Documents allow a special meeting of stockholders to be called at any time by the chairman of the board, the president, a majority of the members of the board of directors, or the holders of not less than 25% of the outstanding voting stock of American Lorain Nevada.

QUORUM

Pursuant to the Delaware Charter Documents, holders of one-third of the outstanding shares entitled to vote at a meeting constitute a quorum, except as otherwise required by law.	Pursuant to the Nevada Charter Documents, holders of a majority of the outstanding shares entitled to vote at a meeting constitute a quorum, except as otherwise required by law.

SPECIAL MEETINGS OF DIRECTORS

Pursuant to the Delaware Charter Documents, special meetings of the board of directors may be called by the President, Vice President or any two directors then in office

Pursuant to the Nevada Charter Documents, special meetings of the board of directors may be called by the President, the Chairman of the Board or by written request of at least two directors then in office.

REMOVAL OF DIRECTORS

Pursuant to the Delaware Charter Documents, a director may be removed only for cause and only upon the affirmative vote of 80% of all outstanding shares, or, if such removal is approved by a majority of continuing directors (defined therein), upon the affirmative vote of a majority of all outstanding shares.

The NRS and the Nevada Charter Documents require for the removal, with or without cause, of any or all members of the board of directors of American Lorain Nevada a vote of the holders of two-thirds of the shares entitled to vote.

CHARTER AMENDMENTS

Pursuant to the Delaware Charter Documents, certain provisions of our certificate of incorporation may be repealed, rescinded, altered or amended only upon the affirmative vote of 80% of all outstanding shares (and under certain circumstances a majority of all outstanding shares held by non-interested stockholders (as defined therein)), or, if such action is approved by a majority of continuing directors (defined therein), upon the affirmative vote of a majority of all outstanding shares.

The NRS and the Nevada Charter Documents require for amendment of articles of incorporation, a resolution by the board of directors followed by a vote of a majority of the voting power of American Lorain Nevada.

DELAWARE	NEVADA

BYLAW AMENDMENTS

Under the Delaware Charter Documents, the Board of Directors has the authority to adopt, repeal, alter, amend or rescind the bylaws of the Company, subject to the following limitations:

  no bylaw adopted or amended by the stockholders may be altered or repealed by the board of directors;

  no bylaw may be adopted by the board of directors which shall require more than a majority of the voting power to constitute a quorum at a meeting of stockholders or to constitute an action by the stockholders, except where higher percentages are required by law; and

  only the stockholders are authorized to amend, alter or repeal the provision in the bylaws authorizing the amendment of the bylaws.

In addition, the Delaware Charter Documents provide for shareholder amendments to the bylaws in any respect upon the affirmative vote of 80% of all outstanding shares, or, if such amendment is approved by a majority of continuing directors (defined therein), upon the affirmative vote of a majority of all outstanding shares.

Under the NRS and the Nevada Charter Documents, the board of directors has the authority to adopt, amend or alter the bylaws of the corporation, except that without the affirmative vote of the holders of a majority of the outstanding shares of common stock, the board of directors may not have the power to amend, repeal or otherwise modify any bylaw provision that has been proposed by a stockholder and adopted.

ACTIONS BY WRITTEN CONSENT OF STOCKHOLDERS

The Delaware Charter Documents provide that any action required or permitted to be taken by stockholders must be effected at a duly called meeting, unless such action requiring or permitting stockholder approval is approved by a majority of the continuing directors (as defined therein), in which case such action may be authorized or taken by the written consent of the holders of outstanding shares having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting of stockholders. Pursuant to the DGCL, the corporation must give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

The NRS permits action by written consent of holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting but does not require a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

DELAWARE	NEVADA

RESTRICTIONS ON CERTAIN BUSINESS COMBINATIONS

The DGCL generally provides for a three-year moratorium on certain business combinations with “interested stockholders” (generally, persons who own, individually or with or through other persons, 15% or more of the corporation’s outstanding voting stock). We are not currently subject to this provision of the DGCL because our shares are not currently held of record by more than 2,000 stockholders.

The Delaware Charter Documents provide that, subject to certain exceptions, no business combination (as defined therein) shall be consummated unless approved by the affirmative vote of the holders of not less than (a) 80% of the voting power of all outstanding shares and (b) a majority of all outstanding shares held by non- interested stockholders (as defined therein).

Pursuant to the NRS, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. In addition, the three-year moratorium can be lifted only by advance approval by a corporation’s board of directors. Furthermore, after the three-year period, combinations remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party or (ii) the interested stockholders satisfy certain fair value requirements.

STOCKHOLDER INSPECTION RIGHTS

The DGCL grants any stockholder the right to inspect and to copy for any proper purpose the corporation's stock ledger, a list of its stockholders and its other records. A proper purpose is one reasonably related to such person's interest as a stockholder. Directors also have the right to examine the corporation's stock ledger, a list of its stockholders and its other records for a purpose reasonably related to their positions as directors.

The NRS grants any person who has been a stockholder of record of a corporation for at least six months, or any person who owns or has been authorized by the holders of at least 5% of all of its outstanding shares, the right to inspect and copy the stock ledger, the books of account and financial records of a corporation and conduct an audit of such records.

DIVIDENDS

The DGCL permits a corporation to pay dividends out of either (i) surplus or (ii) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, except when the capital is diminished to an amount less than the aggregate amount of the capital represented by issued and outstanding stock having a preference on the distribution of assets. The DCGL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital.

The NRS prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business; or (ii) render the corporation's total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

CLASSIFIED BOARD OF DIRECTORS

The DGCL permits any Delaware corporation to establish up to three classes of directors, each class serving a staggered term. The Delaware Charter Documents provide that after the authorized number of directors is six or more, the Board of Directors shall be divided into three classes at the first Annual Meeting thereafter.

The NRS permits any Nevada corporation to establish up to four classes of directors, each class serving a staggered term. The Nevada Charter Documents do not provide for a classified board of directors; consequently, each of the directors of American Lorain Nevada would be elected for a one-year term.

DELAWARE	NEVADA

FRANCHISE TAXES

The State of Delaware imposes an annual franchise tax on our company, which in 2008 amounted to approximately $49,250.	The State of Nevada would impose a flat Business License Fee of $200 per year on American Lorain Nevada and would not impose any franchise tax.

Certain Material U.S. Federal Income Tax Consequences of the Reincorporation

The following summarizes certain material U.S. federal income tax consequences of the reincorporation. This summary is based upon the Internal Revenue Code of 1986, as amended, judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. No tax ruling has been or will be sought from the U.S. Internal Revenue Service or any other taxing authority, and no opinion of counsel has been or will be sought, with respect to the tax consequences of the reincorporation. This summary also does not discuss all of the tax consequences that may be relevant to a particular stockholder of our company or to stockholders of our company that are subject to special treatment under the U.S. federal income tax laws.

  No gain or loss will be recognized by our company as a result of the reincorporation;
  No gain or loss will be recognized by stockholders upon receipt of the common stock of American Lorain Nevada solely in exchange for shares of our common stock;
  The aggregate tax basis of the shares of common stock of American Lorain Nevada received in exchange for shares of our common stock in the reincorporation will be the same as the aggregate tax basis of the existing common stock exchanged; and
  The holding period for shares of common stock of American Lorain Nevada received in the reincorporation will include the holding period of the shares of our common stock exchanged.

IRS CIRCULAR 230 DISCLOSURE:

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE IRS, WE INFORM YOU THAT ANY TAX ADVICE CONTAINED IN THIS COMMUNICATION WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF (I) AVOIDING TAX-RELATED PENALTIES UNDER THE INTERNAL REVENUE CODE OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY MATTERS ADDRESSED HEREIN.

Exchange of Certificates

Upon the merger becoming effective, each outstanding share of our common stock will automatically be converted into one fully paid and non-assessable share of common stock of American Lorain Nevada. Stockholders are not required to exchange their current share certificates for shares of American Lorain Nevada. Stockholders who desire to exchange their certificates may do so following the consummation of the merger by surrendering their certificates to our transfer agent, Interwest Transfer Co., Inc., at P.O. Box 17136, Salt Lake City, UT 84117, who, upon receipt of our certificates, will issue new certificates for shares of American Lorain Nevada.

Other Regulatory Requirements

Except as set forth above, no federal or state regulatory requirements must be complied with and no approvals must be obtained in connection with the merger, except under federal securities laws applicable to the mailing of this Information Statement.

Rule 144

Pursuant to Rule 144 under the Securities Act of 1933, as amended, the holding period for common stock of American Lorain Nevada received in exchange for our common stock will include the period during which our common stock was held.

Required Approvals

The affirmative vote of holders of a majority of the outstanding shares of our common stock is required for approval of the Merger. Such approval was received in the form of a written consent by Mr. Si Chen, who owned approximately 64% of the outstanding shares of our common stock on the record date.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact the Company at Beihuan Road, Junan County, Shandong, China 276600; Telephone (+86) 539-7318818

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Company has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

By: /s/ Si Chen
Si Chen
October 13, 2009	Chairman

Appendix A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of October 2, 2009, is entered into between American Lorain Corporation, a Delaware corporation (the “Company”), and American Lorain Corporation, a Nevada corporation and a wholly-owned subsidiary of the Company (“American Lorain Nevada”).

RECITALS

WHEREAS, the respective board of directors of each of the Company and American Lorain Nevada deems it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into American Lorain Nevada, and that American Lorain Nevada be the surviving corporation in the merger (the “Merger”);

WHEREAS, the respective board of directors of each of the Company and American Lorain Nevada has approved this Agreement;

WHEREAS, the respective stockholders of each of the Company and American Lorain Nevada have approved this Agreement;

WHEREAS, for United States federal income tax purposes, it is intended that the Merger qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended; and

WHEREAS, for United States federal income tax purposes, it is intended that the parties to this agreement hereby adopt this agreement as a “plan of reorganization” within the meaning of Section 1.368 -2(g) of the United States Treasury Regulations.

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and American Lorain Nevada hereby agree as follows:

ARTICLE I

MERGER; EFFECTIVE TIME

A.

The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2 hereof), the Company shall be merged with and into American Lorain Nevada, whereupon the separate existence of the Company shall cease. American Lorain Nevada shall be the surviving corporation (the “Surviving Corporation”) in the Merger and shall continue to be governed by the laws of the State of Nevada. The Merger shall have the effects specified in the Delaware General Corporation Law, as amended (the “DGCL”), and in the Nevada Revised Statutes, as amended (the “NRS”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

B.

Effective Time. Upon the terms and subject to the conditions set forth in this Agreement, on such date as the parties hereto may agree upon, the parties hereto shall cause a Certificate of Merger to be executed and filed with the Secretary of State of the State of Delaware (the “Certificate of Merger”), and Articles of Merger to be executed and filed with the Secretary of State of the State of Nevada (the “Articles of Merger”). The Merger shall become effective upon the date and time specified in the Certificate of Merger and the Articles of Merger (the “Effective Time”).

ARTICLE II

CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

C.

Articles of Incorporation. The articles of incorporation of American Lorain Nevada in effect at the Effective Time shall, from and after the Effective Time, be the articles of incorporation of the Surviving Corporation, unless and until amended in accordance with the provisions set forth therein or applicable law.

D.

Bylaws. The bylaws of American Lorain Nevada in effect at the Effective Time shall, from and after the Effective Time, be the bylaws of the Surviving Corporation, unless and until amended in accordance with the provisions set forth therein or applicable law.

ARTICLE III

OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

E.

Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of American Lorain Nevada, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

F.

Directors. The directors and the members of the various committees of the board of directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors and members of such committees of American Lorain Nevada, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV

EFFECT OF MERGER ON CAPITAL STOCK

G.

Effect of Merger on Capital Stock. At the Effective Time, as a result of the Merger and without any action on the part of the Company, American Lorain Nevada or the stockholders of the Company:

1.

Each share of common stock of the Company, par value $0.001 per share (“Company Common Stock”), issued and outstanding immediately prior to the Effective Time, shall be converted (without the surrender of stock certificates or any other action) into one fully-paid and non-assessable share of common stock, par value $0.001 per share, of American Lorain Nevada (“Nevada Common Stock”), with the same rights, powers and privileges as the shares so converted and all shares of Company Common Stock shall be cancelled and retired and shall cease to exist.

2.

Each option, warrant, purchase right or other security of the Company issued and outstanding immediately prior to the Effective Time shall be (i) converted into, and shall be an identical security of, American Lorain Nevada, and (ii) in the case of securities to acquire Company Common Stock, converted into the right to acquire the same number of shares of Nevada Common Stock as the number of shares of Company Common Stock that were acquirable, and upon identical terms, pursuant to such option, warrant, purchase right or other security.

2

H.

Certificates. From and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Company Common Stock or options, warrants, purchase rights or other securities of the Company shall be deemed for all purposes to evidence ownership of, and represent the shares of, Nevada Common Stock or options, warrants, purchase rights or other securities of the Surviving Corporation, as the case may be, into which the shares of Company Common Stock, or options, warrants, purchase rights or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Nevada Common Stock or options, warrants, purchase rights or other securities of the Surviving Corporation, as the case may be, evidenced by such outstanding certificate.

ARTICLE V

TERMINATION

I.

Termination. This Agreement may be terminated, and the Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the stockholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of the Company and its stockholders. In the event of the termination of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or American Lorain Nevada, or any of their respective stockholders, directors or officers.

ARTICLE VI

MISCELLANEOUS AND GENERAL

J.

Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the stockholders of the Company shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the articles of incorporation of American Lorain Nevada to be effected by the Merger, or (iii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

K.

Counterparts. This Agreement may be executed in counterparts, each of which may be executed by only one party, which shall be enforceable against the party actually executing such counterpart, and all of which together shall constitute one instrument.

L.

Governing Law. This Agreement and any and all disputes arising hereunder or relating to the transactions contemplated hereby shall be governed, including, without limitation, as to validity, interpretation and effect, by the laws of the State of New York, without regard to principles of conflicts of laws.

3

M.

Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

N.

No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

O.

Severability. If any provision of this Agreement or the application of any such provision to any party or circumstance shall be determined by any authority of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to such party or circumstances other than those to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be enforced to the fullest extent permitted by law. If any such authority of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the authority making the determination of invalidity or unenforceability shall have the power to modify the scope of the term or provision, to delete specific words or phrases and to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. Without limiting the generality of the foregoing, the parties acknowledge their intention to structure and effectuate the transaction contemplated by this Agreement in accordance with applicable law. If any authority of competent jurisdiction shall determine that the transaction contemplated by this Agreement has not been structured or effectuated in accordance with applicable law, the parties shall modify this Agreement in good faith to structure and effectuate a transaction that is consistent with applicable law and comes closest to achieving the economic results of the transaction contemplated by this Agreement.

P.

Headings. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect the meaning of any provision hereof.

[Signature Page Follows]

4

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

AMERICAN LORAIN CORPORATION,
a Delaware corporation

/s/ Si Chen
Name: Si Chen
Title: Chief Executive Officer

AMERICAN LORAIN CORPORATION,
a Nevada corporation

/s/ Yilun Jin
Name: Yilun Jin
Title: Chief Financial Officer

5

Appendix B

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1)

Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x11'' blank sheet containing the required information for each additional entity.
American Lorain Corporation, a Nevada corporation
Name of merging entity
Nevada	Corporation
Jurisdiction	Entity type *
American Lorain Corporation, a Delaware corporation
Name of merging entity
Delaware	Corporation
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,
American Lorain Corporation, a Nevada corporation
Name of surviving entity
Nevada	Corporation
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 1
Revised: 3-26-09

6

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

2)

Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☒

The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐

The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4)

Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box and attach an 8 1/2" x 11'' blank sheet containing the required information for each additional entity):

(a)

Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 2
Revised: 3-26-09

7

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(b)

The plan was approved by the required consent of the owners of *:

American Lorain Corporation, a Delaware corporation
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;
American Lorain Corporation, a Nevada corporation
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 3
Revised: 3-26-09

8

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(c)

Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 4
Revised: 3-26-09

9

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

5)

Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6)

Location of Plan of Merger (check a or b):

☒ (a)

The entire plan of merger is attached;

or,

☐ (b)

The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)	Effective date (optional)**:

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 5
Revised: 3-26-09

10

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

8)

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box and attach an 8 1/2'' x 11" blank sheet containing the required information for each additional entity.):

American Lorain Corporation, a Delaware corporation
Name of merging entity
X
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date
American Lorain Corporation, a Nevada corporation
Name of surviving entity
X
Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.
This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 6
Revised: 3-26-09

11

Appendix C

ARTICLES OF INCORPORATION

OF

AMERICAN LORAIN CORPORATION

THE UNDERSIGNED, for the purpose of forming a corporation for the transaction of business and the promotion and conduct of objects and purposes hereinafter stated, under the provisions of and subject to the requirements of the laws of the State of Nevada, does make, record and file these Articles of Incorporation, in writing, and does hereby certify:

ARTICLE I

NAME OF CORPORATION

The name of the Corporation is American Lorain Corporation.

ARTICLE II

ADDRESS OF REGISTERED OFFICE;
NAME OF REGISTERED AGENT

The address of the Corporation’s registered office in the State of Nevada is 202 South Minnesota Street, Carson City, Nevada 89703. The name of the registered agent of the Corporation at such address is United Corporate Services, Inc.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized pursuant to laws of the State of Nevada.

ARTICLE IV

CAPITAL STOCK

A.

Authorized. The total number of shares of all classes of stock which the Corporation has authority to issue is 205,000,000, consisting of (a) 200,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and (b) 5,000,000 shares of preferred stock, par value $0.001 per share, to be issued from time to time with such rights, preferences and priorities as the Board of Directors shall designate.

B.

Consideration for Issuance. The Corporation may, from time to time, issue and sell authorized shares of stock for consideration per share not less than the par value thereof, either in money, property or services, or for such other consideration, as permitted by law and as fixed by the Board. All such shares of stock so issued shall be fully paid and nonassessable.

C.

Voting Rights. The holders of shares of Common Stock shall be entitled to one vote for each share so held with respect to each matter voted on by the stockholders of the Corporation. There will be no cumulative voting. Stockholders shall have the power, if the Bylaws so provide, to hold their meetings either within or without the State of Nevada.

D.

Liquidation Rights. Subject to the rights of any outstanding preferred stock, upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of stock shall be entitled to receive all remaining assets of the Corporation and such assets shall be distributed ratably among the holders of stock on the basis of the number of shares of stock held by each of them. Neither the merger or consolidation of the Corporation with or into another corporation, nor the merger or consolidation of another corporation with or into the Corporation, nor the sale, transfer or lease of all or substantially all the assets of the Corporation, or the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph.

E.

Dividend Rights. Dividends may be paid on the stock as and when declared by the board of directors of the Corporation (the “Board”).

F.

No Preemptive Rights. No holder of any shares of stock shall, as such holder, have any rights, preemptive or otherwise, to purchase, subscribe for or otherwise acquire any shares of stock, whether now or hereafter authorized, which at any time are offered for sale or sold by the Corporation.

G.

Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof.

ARTICLE V

DURATION

The Corporation shall have perpetual existence.

ARTICLE VI

BYLAWS

The Board shall have the power to adopt, amend or repeal the Bylaws except as specifically provided for in the Bylaws.

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ARTICLE VII

LIMITATION ON DIRECTOR LIABILITY

A.

Except as otherwise provided by the laws of the State of Nevada, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in such person’s capacity as a director or officer unless it is proven that (a) such person’s act or failure to act constituted a breach of such person’s fiduciary duties as a director or officer and (b) such person’s breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

B.

If the laws of the State of Nevada are amended after the approval of this Article VII to authorize corporate action further eliminating or limiting the personal liability of directors or officers of the Corporation, then the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the laws of the State of Nevada, as amended.

C.

Any repeal or modification of this Article VII shall not adversely affect any right or protection of a director or officer of the Corporation with respect to acts or omissions of such director or officer prior to the time of such repeal or modification.

ARTICLE VIII

INDEMNIFICATION

D.

Indemnification of Authorized Representatives. The Corporation shall indemnify, to the fullest extent permitted by the laws of the State of Nevada, as such laws may be amended from time to time, any person who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that such person was or is a director, officer, employee or agent of the Corporation, or was or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding. The Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board, except with respect to a proceeding for the enforcement of rights to indemnification or advancement of expenses in accordance with Section C hereof.

E.

Advancing Expenses. The Corporation shall pay the expenses actually and reasonably incurred in defending a third party proceeding or corporate proceeding in advance of the final disposition of such proceeding and within thirty (30) days of receipt by the secretary of the Corporation, if required by law, of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that the director or officer is not entitled to be indemnified by the Corporation as authorized in this Article VIII. The financial ability of any director or officer to make a repayment contemplated by this section shall not be a prerequisite to the making of an advance.

F.

Claims. If a claim for indemnification or payment of expenses (including attorney’s fees) under this Article is not paid in full within sixty (60) days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

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G.

Scope of this Article VIII. The indemnification of directors and officers and advancement of expenses, as authorized by the preceding provisions of this Article VIII, shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

H.

Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any loss, liability or expense, whether or not the Corporation would have the power to indemnify such person against such loss, liability or expense under the laws of the State of Nevada.

I.

Amendment or Repeal. Any repeal or modification of the provisions of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE IX

AMENDMENTS

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now and hereafter prescribed by statute, and all rights conferred upon officer, directors and stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, these Articles of Incorporation have been executed this 15th day of June, 2009.

/s/ Michael P. Sakowski
Name: Michael P. Sakowski
Title: Sole Incorporator

4

Appendix D

BY-LAWS

OF

AMERICAN LORAIN CORPORATION
(a Nevada corporation)

SECTION 1

OFFICES

1.1

Registered Office. The registered office of American Lorain Corporation (the “Corporation”) in the State of Nevada shall be at 202 South Minnesota Street, Carson City, Nevada 89703.

1.2

Other Offices. The Corporation may also have such other offices in such other places, either within or without the State of Nevada, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or the business of the Corporation may require.

SECTION 2

MEETINGS OF STOCKHOLDERS

2.1

Place and Time of Meetings. Subject to Section 2.3 hereof, all meetings of the stockholders of the Corporation shall be held on such date, at such time and at such place (or at no place if by means of remote or electronic communication) as shall from time to time be designated by the Board. To the extent permitted by law, the Board may permit stockholders who are not present at meetings to (a) participate by electronic communications and (b) be deemed present at a meeting when participating through electronic communications; provided, that, if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communications, a record of such vote or other action shall be maintained by the Corporation.

2.2

Annual Meetings. The annual meeting of stockholders for the election of directors and for the transaction of any other proper business shall be held on such date and at such time as the Board shall designate (or, if that day shall be a legal holiday under the laws of the State where such meeting is to be held, then on the next succeeding business day).

2.3

Special Meetings. Special meetings of stockholders may be called by the Board pursuant to a resolution approved by a majority of the members of the Board, by the Chairman of the Board or the President, or by stockholders holding an aggregate of 25% or more of the outstanding voting stock of the Corporation, at such place, date, and time and for such purpose or purposes as shall be set forth in the notice of such meeting.

2.4

Notice of Meetings. Notice of each meeting of stockholders shall be in writing, shall state the place, date and time of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the notice of any meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at the meeting.

2.5

Quorum. At any meeting of stockholders, the presence in person or by proxy of the holders of a majority of the outstanding shares of stock entitled to vote at such meeting shall constitute a quorum for the transaction of any business at such meeting. In the absence of a quorum, the stockholders present may adjourn the meeting despite the absence of a quorum. At any adjourned meeting at which a quorum is present, any action may be taken that might have been taken at the meeting as originally called. No notice of an adjourned meeting need be given if the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken, except that, if adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the meeting, notice of the adjourned meeting shall be given pursuant to Section 2.4 hereof.

2.6

Conduct of Meetings. The Chairman of the Board or, if he so designates, a vice chairman, the Chief Executive Officer, an executive vice president or vice president shall preside at each meeting of the stockholders; provided, however, that if the Chairman of the Board does not preside and has not designated an officer of the Corporation to preside, the Board may designate any person to preside over the meeting. The secretary of the Corporation, or in the absence of the secretary, a person designated by the person presiding over the meeting, shall record the proceedings of meetings of the stockholders.

2.7

Voting; Proxies. Each stockholder of record shall be entitled to one vote for each share registered in his, her or its name. Corporate action to be taken by stockholder vote shall be authorized by the affirmative vote of a majority of the votes cast at a meeting of stockholders, except as otherwise required by law or the Corporation’s articles of incorporation, as amended and restated from time to time (the “Articles”). Subject to the limitations set forth in Section 78.355 of the Nevada Revised Statutes, as amended (the “NRS”), each stockholder entitled to vote at any meeting of stockholders or to express consent to or dissent from corporate action in writing without a meeting may authorize another person to act for him, her or it by proxy.

2.8

Fixing Date for Determination of Stockholders of Record. The Board may set in advance a date for determining stockholders entitled to notice of, and to vote at, any meeting. All record dates shall not be more than 60 days and no fewer than 10 days prior to the date of the meeting to which such record date relates.

2.9

Action by Written Consent. Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of shares of outstanding stock having not fewer than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voting. Prompt notice of the taking of any such action shall be given to those stockholders who did not consent in writing.

SECTION 3

BOARD OF DIRECTORS

3.1

General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board.

2

3.2

Number; Qualification; Term. The number of directors which shall constitute the entire Board shall be no less than one and no more than eleven, such number to be fixed by the Board. Each director shall hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.

3.3

Vacancies. If the office of any director is vacant for any reason, or if any new directorship is created by an increase in the number of directors, the affirmative vote of a majority of the directors then in office, even if less than a quorum, or a sole remaining director, may choose the successor to fill such vacancy. Any director chosen pursuant to this paragraph shall hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.

3.4

Place of Meetings. Meetings of the Board shall be held at such place, within or without the State of Nevada, as the Board shall from time to time determine.

3.5

Regular Meetings. Regular meetings of the Board shall be held in accordance with a yearly meeting schedule as determined by the Board; or such meetings may be held on such other days and at such other times as the Board may from time to time determine. Notice of regular meetings of the Board need not be given except as otherwise required by these Bylaws.

3.6

Special Meetings. Special meetings of the Board may be called by the President, the Chairman of the Board or by written request of at least two directors then in office.

3.7

Notice of Meetings. Notice of each meeting of the Board (and of each regular meeting for which notice shall be required), stating the time, place and purposes thereof, shall be mailed to each director, addressed to him or her at his or her residence or usual place of business, or shall be sent to him or her by overnight mail, courier service, or electronic transmission, or shall be given personally or by telephone, on 24 hours’ notice, or such shorter notice as the person or persons calling such meeting may deem necessary or appropriate under the circumstances.

3.8

Quorum; Manner of Acting. At all meetings of the Board, a majority of the total number of members of the entire Board shall constitute a quorum for the transaction of business and, except as otherwise provided in the Articles or these Bylaws, the affirmative vote of a majority of the members of the Board at the meeting, a quorum being present, shall be the act of the entire Board. If a quorum shall not be present at any meeting of the Board, the Board members present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

3.9

Action by Written Consent. Any action required or permitted to be taken by the Board or by any committee of the Board may be taken without a meeting, if all the members of the Board or the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents by the members of the Board or the committee shall be filed with the minutes of the proceedings of the Board or the committee.

3.10

Resignation. Any director may resign at any time by delivering his or her resignation in writing to the Chairman of the Board, the chief executive officer or secretary of the Corporation, to take effect at the time specified in the resignation; the acceptance of a resignation, unless required by its terms, shall not be necessary to make it effective.

3.11

Removal. Any director may be removed, at any time, either with or without cause, in accordance with Section 78.335 of the NRS.

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3.12

Electronic and Telephonic Participation. Directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.13

Compensation. Unless otherwise restricted by the Articles or these Bylaws, the Board shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees may be allowed like compensation for attending committee meetings.

SECTION 4

COMMITTES

4.1

General. The Board may designate committees of one or more directors, which shall serve at the Board’s pleasure and have such powers and duties as the Board determines.

4.2

Authority. Any such committee, to the extent provided in the resolutions of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation.

4.3

Meetings. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

SECTION 5

OFFICERS

5.1

Number; Qualification. The Board shall appoint such officers of the Corporation with the titles and duties that it designates, which may include a Chairman of the Board, Chief Executive Officer, President, one or more Vice Presidents, Chief Financial Officer, Treasurer and Secretary. The same person may hold more than one office.

5.2

Appointment. The officers of the Corporation shall be appointed annually as determined by the Board. Each officer shall hold office until the next annual election of officers and until the election of his or her successor, or until his or her death, resignation, removal or retirement.

5.3

Resignation; Removal. Any officer may resign at any time by delivering his or her resignation in writing to the Chairman, Chief Executive Officer or Secretary of the Corporation, to take effect at the time specified in the resignation; the acceptance of a resignation, unless required by its terms, shall not be necessary to make it effective. Any officer may be removed, at any time, either with or without cause, by the Board.

5.4

Vacancies. Any vacancy in any office, whether by reason of death, resignation, removal, retirement or otherwise, may be filled for the unexpired portion of any term by the Board.

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5.5

Chairman of the Board. The Chairman of the Board shall, if present, preside at all meetings of the Board and stockholders, unless otherwise prescribed by the Board. He shall perform such other duties as from time to time shall be prescribed by these Bylaws or by the Board.

5.6

Chief Executive Officer. The Chief Executive Officer shall be the principal executive officer of the Corporation. The Chief Executive Officer shall have the general responsibility for the conduct of the business and affairs of the Corporation, under the direction and control of the Board. He shall ensure that all resolutions and determinations of the Board are carried out by the Corporation. He shall exercise such other duties as from time to time prescribed by the Board.

5.7

President. The President shall exercise the duties incident to the office of President and such other duties from time to time prescribed by the Board or the Chief Executive Officer.

5.8

Chief Financial Officer. The Chief Financial Officer shall be the principal financial officer of the Corporation and shall exercise the duties incident to the office of Chief Financial Officer and such other duties from time to time prescribed by the Board or the Chief Executive Officer. He shall supervise, directly or indirectly, the maintenance of the financial books and records of the Corporation.

5.9

Treasurer. The Treasurer shall have custody of the funds and securities of the Corporation and shall exercise the duties incident to the office of Treasurer and such other duties from time to time prescribed by the Chief Executive Officer or such other officer to whom he reports.

5.10

Secretary. The Secretary shall, if present, act as secretary and record the minutes of all meetings of the Board, any committee thereof, and the stockholders of the Corporation and shall see that all notices are duly given as required by these Bylaws and under applicable law. He shall exercise the duties incident to the office of Secretary and such other duties from time to time prescribed by the Chief Executive Officer or such other officer to whom he reports.

5.11

Vice Presidents. The Board may elect one or more Vice Presidents, each of whom shall exercise such duties from time to time prescribed by the Chief Executive Officer or such other officer to whom he reports.

SECTION 6

CAPITAL STOCK

6.1

Stock Certificates. The Corporation’s shares shall be represented by certificates in the form approved by the Board or shall be uncertificated. Each certificate shall be signed by the Chairman, Chief Executive Officer, President or a Vice President, and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and shall be sealed with the Corporation’s seal or a facsimile of the seal. Any or all of the signatures on the certificate may be a facsimile. In case any officer or transfer agent who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer or transfer agent before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer or transfer agent at the date of issue.

6.2

Transfers of Stock. Transfers of stock shall be recorded on the books of the Corporation upon (i) presentation of the certificate(s) by the registered holder in person or by duly authorized attorney, endorsed either in blank or to a specified person, or presentation of proper evidence of transfer, succession or assignment of, or authority to transfer, such stock and the surrender of the certificate(s), or (ii) if shares are uncertificated, upon receipt of proper transfer instructions from the registered holder or a duly authorized attorney, or from a person presenting proper evidence of transfer, succession or assignment of, or authority to transfer, such stock.

5

6.3

Holders of Record. The Corporation shall be entitled to treat the registered holder of any share(s) of stock as the exclusive holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share(s) on the part of any person, whether or not the Corporation shall have express or other notice thereof, save as expressly provided by statute.

6.4

Lost, Stolen, Destroyed Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

SECTION 7

MISCELLANEOUS

7.1

Corporate Seal. The corporate seal shall be in the form adopted by the Board. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. The corporate seal shall be in the charge of the Secretary or an Assistant Secretary.

7.2

Fiscal Year. The fiscal year of the Corporation shall begin on January 1 and terminate on December 31 of each year, unless prescribed otherwise by the Board.

7.3

Waiver of Notice. Whenever notice is required to be given, a waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except if the person attends such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice need not specify the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, the Board, or members of a committee of the Board.

7.4

Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, magnetic tape, computer disks, photographs, micro-photographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

7.5

Amendments. The Board shall have the power to amend, repeal, or otherwise modify these Bylaws; provided, however, that without the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock of the Corporation, the Board shall not have the power to amend, repeal or otherwise modify any Bylaw provision adopted after the date hereof that has been proposed by a stockholder and adopted.

6